UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

INFINITY ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17204	20-3126427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11900 College Blvd., Suite 310, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

(913) 948-9512

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Infinity Energy Resources, Inc. (the “Company”) held on September 25, 2015, the stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse split of its outstanding shares of common stock, par value $0.0001 per share, by a ratio in the range of 1-for-8 and 1-for-11, as determined in the sole discretion of the Board of Directors. After such determination by the Board of Directors, the Company will file an amendment to its Certificate of Incorporation to effect the reverse split of its common stock. The amendment to the Certificate of Incorporation will become effective upon filing with, and acceptance for record by, the Secretary of State of Delaware.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting there were 15,808,181 shares of common stock represented in person or by proxy, constituting 58.8% of the outstanding shares on July 28, 2015, the record date for the Annual Meeting, and establishing a quorum. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below.

Proposal One: Election of Three Directors of the Company.

Name	Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
Stanton E. Ross	3,281,997	77,909		12,448,275
Leroy C. Richie	3,280,097	79,409		12,448,275
Daniel F. Hutchins	3,282,097	77,809		12,448,275

All nominees were duly elected.

Proposal Two: Amendment to Certificate of Incorporation. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse split of its outstanding shares of common stock, par value $0.0001 per share, by a ratio in the range of 1-for-8 and 1-for-11, as determined in the sole discretion of its Board of Directors.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
12,906,998	2,789,984	111,195	-

The proposal was approved.

Proposal Three: Approval of the 2015 Stock Option Plan and Restricted Stock Plan. To approve the 2015 Stock Option and Restricted Stock Plan and reserve 5,000,000 shares for issuance under the Plan.

Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
2,562,362	729,232	68,312	12,448,275

The proposal was approved.

Proposal Four: Ratification of RBSM LLP Appointment. Ratification of the appointment of RBSM LLP as the independent registered accounting firm of the Company for the year ending December 31, 2015.

Votes For	Votes Against/ Withheld	Abstain
15,650,908	60,445	96,838

The selection of RBSM LLP as the independent registered accounting firm was ratified.

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY ENERGY RESOURCES, INC.

Date: September 29, 2015	By:	/s/ STANTON E. ROSS
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer